                                                                    Exhibit 10.2

Employment and Non-Disclosure Agreement with Graham Andrews

                              Employment Agreement

This Employment Agreement (this "Agreement"), between AbsoluteFuture .com and its 100% owned subsidiary Absolute Future Tech Inc., both Nevada corporations ("Employer"), and, Graham Andrews ("Employee");

                              W I T N E S S E T H:
                              - - - - - - - - - -
WHEREAS, Employer desires to retain the services of Employee upon the terms and conditions set forth herein; and
WHEREAS, Employee is willing to provide services to Employer upon the terms and conditions set forth herein;

                              A G R E E M E N T S:
                              - - - - - - - - - -

NOW, THEREFORE, for and in consideration of the foregoing premises and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, Employer and Employee hereby agree as follows:

                                  1. EMPLOYMENT

Employer will employ Employee and Employee will accept employment by Employer as its President & Chief Executive Officer upon the terms and conditions set forth herein.
                         2. ATTENTION, EFFORT AND DUTIES

2.1. Attention and Effort

Employee will devote a minimum of 150 days each calendar year to the Employer's business and during such days will devote substantially all of his productive time, ability, attention and effort to Employer's business and will skillfully serve its interests during the term of this Agreement; provided, however, that Employee may devote reasonable periods of time to (a) engaging in personal investment activities, (b) serving on the Board of Directors of other corporations, if such service would not otherwise be prohibited by paragraph 8 hereof, and (c) engaging in charitable or community service activities, so long as none of the foregoing additional activities materially interfere with Employee's duties as President and Chief Executive Officer.

2.2. Duties

The Employee will carry out the duties of President and Chief Executive Officer of the Company. As such he will be responsible to the board of directors of the Company for the overall business strategy of the Company, for implementing the strategy and for the overall direction and control of the business.

                                     3. TERM

Unless otherwise terminated pursuant to paragraph 6 of this Agreement, Employee's term of employment under this Agreement shall begin on January 1, 2000, and expire on December 31, 2001.

                                 4. COMPENSATION

During the term of this Agreement, Employer agrees to pay or cause to be paid to Employee, and Employee agrees to accept in exchange for the services rendered hereunder by him, the following compensation:

                                   4.1. Salary

     Employee's compensation shall consist of a base annual salary of seventy - eight thousand dollars ($78,000) before all legally required payroll deductions and voluntary payroll deductions, if any, authorized by Employer for the minimum of 150 days devoted to the work of the Company. The salary shall rise to a maximum of one hundred and thirty thousand dollars ($130,000) for working a minimum of 250 days for the Company each year. The salary shall be pro-rated, should the number of days worked each year lie between 150 and 250 days. Such annual salary shall be paid in substantially equal installments and at the same intervals as other executive employees of Employer are paid.

                                 4.2.    Bonus

     4.3.   Stock as Payment

     Employee may elect, in his absolute discretion, to receive common shares of the Employer or its parent in payment of salary amounts, and/or for any salary payments and bonus payments not paid by the Employer when due and accrued as a corporate debt payable to Employee. The value of any shares issued by the Corporation under this provision of this Agreement shall be based on the closing bid price of the common shares as reported on the OTC Bulletin Board on the date the Corporation receives notice from Employee. In the event the Corporation issues restricted shares under this provision such published per share trade price shall be discounted forty percent (30%).


                                 5. BENEFITS

During the term of this Agreement, Employee will be entitled to participate, subject to and in accordance with applicable eligibility requirements, in fringe benefit programs as shall be provided from time to time by Employer to its executive employees. Nothing in this Agreement shall preclude Employer from terminating, altering or modifying any such benefit at any time in Employer's sole discretion.

                                6. TERMINATION

Employment of Employee pursuant to this Agreement may be terminated as follows, but in any case, the provisions of the Noncompetition Agreement referred to in paragraph 8 hereto shall survive the termination of this Agreement and the termination of Employee's employment hereunder:

                                6.1. By Employer

With or without Cause (as defined below), Employer may terminate the employment of Employee at any time during the term of employment upon giving Notice of Termination.
                                6.2. By Employee

Employee may terminate his employment at any time, for any reason, upon giving Notice of Termination.

                           6.3. Automatic Termination

This Agreement and Employee's employment hereunder shall terminate automatically upon the death or total disability of Employee. The term "total disability" as
                                                           ----------------
used herein shall mean Employee's inability to perform the duties of the President and Chief Executive Officer for a period or periods aggregating 120 calendar days in any 12-month period as a result of physical or mental illness, loss of legal capacity or any other cause beyond Employee's control, unless Employee is granted a leave of absence by Employer. Employee and Employer hereby acknowledge that Employee's ability to perform the duties specified in paragraph 1 hereof is of the essence of this Agreement. Termination hereunder shall be deemed to be effective (a) at the end of the calendar month in which Employee's death occurs or (b) immediately upon a determination by Employer of Employee's total disability, as defined herein.

                                  6.4. Notice

The term "Notice of Termination" shall mean at least 90 days' written notice of
          ---------------------
termination of Employee's employment, during which period Employee's employment and performance of services will continue; provided, however, that Employer may,
                                           --------  -------
upon notice to Employee and without reducing Employee's compensation during such period, excuse Employee from any or all of his duties during such period. The effective date of the termination of Employee's employment hereunder shall be the date on which such 90-day period expires.

                             7. TERMINATION PAYMENTS

In the event of termination of the employment of Employee, all compensation and benefits set forth in this Agreement shall terminate except as specifically provided in this paragraph 7:

                          7.1. Termination by Employer

If Employer terminates Employee's employment without Cause prior to the end of the term of this Agreement, Employee shall be entitled to receive (a) termination payments equal to three (3) months' annual salary; and (b) any unpaid annual salary which has accrued for services already performed as of the date termination of Employee's employment becomes effective. If Employee is terminated by Employer for Cause, Employee shall not be entitled to receive any of the foregoing benefits, other than those set forth in clause (b) above.

                          7.2. Termination by Employee

In the case of the termination of Employee's employment by Employee, Employee shall not be entitled to any payments hereunder, other than those set forth in clause (b) of subparagraph 7.1 hereof.

                            7.3. Expiration of Term

In the case of a termination of Employee's employment as a result of the expiration of the term of this Agreement, Employee shall not be entitled to receive any payments hereunder, other than those set forth in clause (b) of subparagraph 7.1 hereof.

                             7.4. Payment Schedule

All payments under this paragraph 7 shall be made to Employee at the same interval as payments of salary were made to Employee immediately prior to termination.

                                   7.5. Cause

Wherever reference is made in this Agreement to termination being with or without Cause, "Cause" shall include, without limitation, the occurrence of one
                -----
or more of the following events:
     (a) Failure or refusal to carry out the lawful duties of Employee as President and Chief Executive Officer of Employer or to carry out any directions of Employer, which directions are reasonably consistent with the duties of the President and Chief Executive Officer of Employer;
     (b) Violation by Employee of a state or federal criminal law involving the commission of a crime against Employer or a felony;
     (c) Use by Employee during the term of this agreement of illegal controlled substances; deception, fraud, misrepresentation or dishonesty by Employee; any incident materially compromising Employee's reputation or ability to represent Employer with the public; any act or omission by Employee which impairs Employer's business, good will or reputation; or
     (d) Any other material violation of any provision of this Agreement.

       8. CONFIDENTIALITY, INVENTIONS, NONSOLICITATION AND NONCOMPETITION

Employee hereby enters into and agrees to be bound by the Confidential Information, Invention, Nonsolicitation and Noncompetition Agreement (the "Noncompetition Agreement") attached hereto. In the event of a breach of or threatened breach by Employee of the provisions of the Noncompetition Agreement, Employer shall be entitled to immediately terminate Employee's right to receive any and all payments which may be due or become due under the terms of this Agreement, it being acknowledged that the provisions of this paragraph 8 and of the Noncompetition Agreement are essential to Employer, and that Employer would not enter into this Agreement if it did not include this paragraph 8 and the Noncompetition Agreement incorporated hereby. Nothing in this paragraph 8 shall be construed to limit Employer's entitlement to any other remedies or relief set forth, including, without limitation, such remedies and relief as are referred to in the Noncompetition Agreement.

                        9. REPRESENTATIONS AND WARRANTIES

In order to induce Employer to enter into this Agreement, Employee represents and warrants to Employer that neither the execution nor the performance of this Agreement or the Noncompetition Agreement by Employee will violate or conflict in any way with any other agreement by which Employee may be bound, or with any other duties imposed upon Employee by corporate or other statutory or common law.

                         10.  NOTICE AND CURE OF BREACH

Whenever a breach of this Agreement by either party is relied upon as justification for any action taken by the other party pursuant to any provision of this Agreement, other than pursuant to the definition of "Cause" set forth in
                                                             -----
subparagraph 7.5 hereof, before such action is taken, the party asserting the breach of this Agreement shall give the other party at least 14 days' prior written notice of the existence and the nature of such breach before taking further action hereunder and shall give the party purportedly in breach of this Agreement the opportunity to correct such breach during the 14-day period.

                               11. FORM OF NOTICE

All notices given hereunder shall be given in writing, shall specifically refer to this Agreement and shall be personally delivered or sent by telecopy or other electronic facsimile transmission or by registered or certified mail, return receipt requested, at the address set forth below or at such other address as may hereafter be designated by notice given in compliance with the terms hereof:

     If to Employee:          Graham Andrews
                                             -------------------------

                              ----------------------------------------

                             ----------------------------------------

                             ----------------------------------------

     If to Employer:         The Directors
                                          ---------------------------
                             AbsoluteFuture.com
                             ----------------------------------------
                             10900 N.E. 8th Street
                             ----------------------------------------
                             Suite 1414
                             ----------------------------------------
                             Bellevue, WA 98004
                             ----------------------------------------
     Copy to:                John Deery-Schmitt
                             ----------------------------------------
                             Perkins Coie
                             ----------------------------------------
                             1201 Third Avenue
                             ----------------------------------------
                             Suite 4800
                             ----------------------------------------
                             Seattle, WA 98101-3099
                             ----------------------------------------


If notice is mailed, such notice shall be effective upon mailing, or if notice is personally delivered or sent by telecopy or other electronic facsimile transmission, it shall be effective upon receipt.

                                 12. ASSIGNMENT

This Agreement is personal to Employee and shall not be assignable by Employee. Employer may assign its rights hereunder to (a) any corporation resulting from any merger, consolidation or other reorganization to which Employer is a party or (b) any corporation, partnership, association or other person to which Employer may transfer all or substantially all of the assets and business of Employer existing at such time. All of the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

                                   13. WAIVERS

No delay or failure by any party hereto in exercising, protecting or enforcing any of its rights, titles, interests or remedies hereunder, and no course of dealing or performance with respect thereto, shall constitute a waiver thereof. The express waiver by a party hereto of any right, title, interest or remedy in a particular instance or circumstance shall not constitute a waiver thereof in any other instance or circumstance. All rights and remedies shall be cumulative and not exclusive of any other rights or remedies.

                            14. AMENDMENTS IN WRITING

No amendment, modification, waiver, termination or discharge of any provision of this Agreement, nor consent to any departure therefrom by either party hereto, shall in any event be effective unless the same shall be in writing, specifically identifying this Agreement and the provision intended to be amended, modified, waived, terminated or discharged and signed by Employer and Employee, and each such amendment, modification, waiver, termination or discharge shall be effective only in the specific instance and for the specific purpose for which given. No provision of this Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or any other matter not set forth in an agreement in writing and signed by Employer and Employee.

                               15. APPLICABLE LAW

This Agreement shall in all respects, including all matters of construction, validity and performance, be governed by, and construed and enforced in accordance with, the laws of the state of Washington, without regard to any rules governing conflicts of laws.

15.1. Severability

     If any provision of this Agreement shall be held invalid, illegal or unenforceable in any jurisdiction, for any reason, including, without limitation, the duration of such provision, its geographical scope or the extent of the activities prohibited or required by it, then, to the full extent permitted by law (a) all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intent of the parties hereto as nearly as may be possible, (b) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision hereof, and (c) any court or arbitrator having jurisdiction thereover shall have the power to reform such provision to the extent necessary for such provision to be enforceable under applicable law.

                                  16. HEADINGS
All headings used herein are for convenience only and shall not in any way affect the construction of, or be taken into consideration in interpreting, this Agreement.
                                17. COUNTERPARTS

This Agreement, and any amendment or modification entered into pursuant to paragraph 16 hereof, may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same instrument.

                              18. ADVICE OF COUNSEL

Employee acknowledges having had ample opportunity to review this Agreement and the Noncompetition Agreement and to seek legal advice from counsel of Employee's choosing regarding the terms of this Agreement and the Noncompetition Agreement, and has either sought such advice or has freely chosen to forego it.

                              19. ENTIRE AGREEMENT

This Agreement (including the Noncompetition Agreement) on and as of the date hereof constitutes the entire agreement between Employer and Employee with respect to the subject matter hereof and all prior or contemporaneous oral or written communications, understandings or agreements between Employer and Employee with respect to such subject matter are hereby superseded and nullified in their entireties.

IN WITNESS WHEREOF, the parties have executed and entered into this Agreement on the date set forth above.

                           EMPLOYEE:

                           /s/ Graham Andrews
                           --------------------------------




                           EMPLOYER:


                           By  Patrick Charles
                              -----------------------------

                             Its  Director
                                ---------------------------

                     Confidential Information, Inventions,
                  Nonsolicitation and Noncompetition Agreement

Graham Andrews, an individual ("Employee") and AbsoluteFuture.com, a Nevada corporation ("Employer"), hereby enter into this Confidential Information, Inventions, Nonsolicitation and Noncompetition Agreement ("Noncompetition Agreement").

                                    RECITALS

1. Employer is engaged in the business of providing consulting services to the computer and high-technology industries. To date, employer has concentrated its consulting business in the Puget Sound region of Washington State, but Employer anticipates expanding the geographical area in which it provides consulting services to include the states of Oregon and Idaho and all of Washington State. Employer is also in the business of developing computer software for sale, license and/or lease throughout the world.

2. Employer possesses and will continue to develop trade secrets, proprietary information, secret technology, engineering data and customer information that constitute valuable, special and unique assets of Employer. Employer has incurred considerable expense and risk in developing its confidential and proprietary information and materials, and it expects to continue doing so.

3. Upon execution of the Employment Agreement (the "Employment Agreement") to which this Noncompetition Agreement is attached and into which this Noncompetition Agreement is incorporated by reference, Employee will become employed by Employer as President and Chief Executive Officer of Employer. Employee acknowledges that the nature of his employment with Employer may provide opportunities for training, experience, and professional development. Employer is willing to employ Employee under the terms set forth in the Employment Agreement, provided that Employee agrees to the terms and conditions of this Noncompetition Agreement.

4. This Agreement is essential to Employer, and Employer will not employ Employee without it.

                                   AGREEMENTS

For the reasons recited above, and in consideration of the mutual promises and covenants set forth in this Agreement, and in further consideration of Employee's employment as President and Chief Executive Officer with Employer, the compensation paid to him by Employer, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Employee hereby agrees as follows:

                                 1. Definitions

1.1 "Competing Business" means any business whose efforts are in competition with the efforts of Employer. A Competing Business includes any business whose efforts involve any research and development, products or services in competition with products or services which are, during and at the end of the Term, either (a) produced, marketed or otherwise commercially exploited by Employer or (b) in actual or demonstrably anticipated research or development by Employer.

1.2 "Confidential Information" means any information that (a) relates to the business of Employer, (b) is not generally available to the public, and (c) is conceived, compiled, developed, discovered or received by, or made available to, Employee during the Term, whether solely or jointly with others, and whether or not while engaged in performing work for Employer. Confidential Information includes information, both written and oral, relating to Inventions, trade secrets and other proprietary information, technical data, products, services, finances, business plans, marketing plans, legal affairs, suppliers, clients, prospects, opportunities, contracts or assets of Employer. Confidential Information also includes any information which has been made available to Employer by or with respect to third parties and which Employer is obligated to keep confidential.

1.3 "Invention" means any product, device, technique, know-how, computer program, algorithm, method, process, procedure, improvement, discovery or invention, whether or not patentable or copyrightable and whether or not reduced to practice, that (a) is within the scope of Employer's business, research or investigations or results from or is suggested by any work performed by Employee for Employer and (b) is created, conceived, reduced to practice, developed, discovered, invented or made by Employee during the Term, whether solely or jointly with others, while engaged in performing work for Employer.

1.4 "Material" means any product, prototype, model, document, diskette, tape, picture, design, recording, writing or other tangible item which contains or manifests, whether in printed, handwritten, coded, magnetic or other form, any Confidential Information, Invention or Proprietary Right.

1.5 "Person" means any corporation, partnership, trust, association, governmental authority, educational institution, individual or other entity.

1.6 "Proprietary Right" means any patent, copyright, trade secret, trademark, trade name, service mark, maskwork or other protected intellectual property right in any Confidential Information, Invention or Material.

1.7 "Term" means the term of Employee's employment with Employer, whether on a full-time, part-time or consulting basis.

                             2. Ownership and Use

2.1 Employer will be the exclusive owner of all Confidential Information, Inventions, Materials and Proprietary Rights. To the extent applicable, all Materials will constitute "works for hire" under applicable copyright laws.

2.2 Employee assigns and transfers, and agrees to assign and transfer, to Employer all rights and ownership that Employee has or will have in Confidential Information, Inventions, Materials and Proprietary Rights, subject to the limitations set forth in Section 2.5 and in the notice below. Employee will take such action (including signature and assistance in preparation of documents or the giving of testimony) as may be requested by Employer to evidence, transfer, vest or confirm Employer's rights and ownership in Confidential Information, Inventions, Materials and Proprietary Rights. Employee agrees to keep and maintain adequate and current written records of all Inventions and Proprietary Rights during the Term. The records will be in the form of notes, sketches, drawings, and any other format that may be specified by Employer. The records will be available to and remain the sole property of Employer at all times.

     If Employer is unable for any reason to secure Employee's signature to fulfill the intent of the foregoing paragraph or to apply for or to pursue any application for any United States or foreign patents or copyright registrations covering Inventions assigned to Employer above, then Employee irrevocably appoints Employer and its authorized agents as his agent and attorney in fact, to transfer, vest or confirm Employer's rights and to execute and file any such applications and to do all other lawful acts to further the prosecution and issuance of letters patent or copyright registrations with the same legal force as if done by Employee.

2.3 Except as required for performance of Employee's work for Employer or as authorized in writing by Employer, Employee will not (a) use, disclose, publish or distribute any Confidential Information, Inventions, Materials or Proprietary Rights or (b) remove any Materials from Employer's premises.

2.4 Employee will promptly disclose to Employer all Confidential Information, Inventions, Materials or Proprietary Rights.

                         Section 3. Further Obligations

3.1 During the Term, Employee will not, directly or indirectly, engage in, be employed by, perform services for or otherwise participate in any Competing Business or any other activity which conflicts with the commercial interests of Employer.

3.2 Employee warrants that his execution, delivery and performance of this Agreement and the performance of his other obligations and duties to Employer will not cause any breach, default or violation of any other employment, nondisclosure, confidentiality, consulting or other agreement to which Employee is a party or by which Employee may be bound. Attached as Exhibit B is a list of all prior agreements now in effect under which Employee has agreed to keep information confidential or not to compete or solicit employees of any Person.

3.3 Employee agrees that he will not use in performance of his work for Employer or disclose to Employer any trade secret, confidential or proprietary information of any prior employer or other Person if and to the extent that such use or disclosure may cause a breach, default or violation of any obligation or duty that Employee owes to such other Person (e.g., under any agreement or applicable law). Employee warrants that his compliance with this paragraph will not prohibit, restrict or impair the performance of his work, obligations and duties to Employer.

                  Section 4. Noncompetition and Nonsolicitation

4.2 During the Term and for one year after the end of the Term, Employee agrees that he will not (except on behalf of or with the prior written consent of Employer), directly or indirectly (a) solicit, divert, appropriate to or accept on behalf of any Competing Business, or (b) attempt to solicit, divert, appropriate to or accept on behalf of any Competing Business, any business from any customer or actively sought prospective customer of

Employer with whom Employee has dealt, whose dealings with Employer have been supervised by Employee or about whom Employee has acquired Confidential Information in the course of his employment.

                     Section 5. Termination of Relationship

5.1 Employee hereby authorizes and specifically agrees to allow Employer to deduct from his wages the value of any property (including equipment, goods, or other items provided to him by Employer during his employment) which Employee fails to return when requested to do so by Employer, provided that such deduction (a) does not exceed the cost of the item, (b) does not reduce Employee's wages below minimum wage, (c) is not made for normal wear and tear on or nonwillful loss or breakage of the provided item(s), and (d) is accompanied with a list of all items for which deductions are being made.

5.2 Employee agrees that at the end of the Term Employee will deliver to Employer (and will not keep in his possession, re- create or deliver to anyone else) any and all Materials and other property belonging to Employer, its successors or assigns. Employee agrees to sign and deliver the "Termination Certification" attached as Exhibit B.

5.3 At the end of the Term, Employee agrees to provide the name of his new employer, if any, and consent to notification by Employer to his new employer about his rights and obligations under this Agreement in the form of Exhibit C.

                         Section 6. Terms of Employment

Nothing in this Noncompetition Agreement shall modify any of the terms Employee's employment as set forth in the Employment Agreement between Employee and Employer executed contemporaneously with this Agreement.

                            Section 7. Miscellaneous

7.1 Survival. This Noncompetition Agreement will survive the end of the Term.

7.2 Injunctive Relief; Costs. Employee acknowledges that if Employee does not abide by his obligations in this Noncompetition Agreement, Employer will suffer immediate and irreparable harm, and that the damage to Employer will be difficult to measure and financial relief will be incomplete. Accordingly, Employer will be entitled to injunctive relief and other equitable remedies in the event of a breach by Employee of any obligation under this Noncompetition Agreement. The rights and remedies of Employer under this section are in addition to all other remedies. Further, in any legal action or other proceeding in connection with this Noncompetition Agreement (e.g., to recover damages or other relief), the prevailing party will be entitled to recover its reasonable attorneys' fees and other costs incurred.

7.3 Severability. This Noncompetition Agreement will be enforced to the fullest extent permitted by applicable law. If for any reason any provision of this Noncompetition Agreement is held to be invalid or unenforceable to any extent, then (a) such provision will be interpreted, construed or reformed to the extent reasonably required to render the same valid, enforceable and consistent with the original intent underlying such provision and (b) such invalidity or unenforceability will not affect any other provision of this Agreement or any other agreement between Employer and Employee.

7.5 Governing Law; Jurisdiction; Venue. This Agreement will be governed by the laws of the state of Washington without regard to principles of conflicts of law. Employee irrevocably consents to the jurisdiction and venue of the state and federal courts located in King County, Washington in connection with any action relating to this Agreement. Employee will not bring any action relating to this Agreement in any other court.

7.5 Amendments. Neither this Noncompetition Agreement nor any provision may be amended except by written agreement signed by the parties. 7.6 Waivers. No waiver of any breach shall be considered valid unless in writing, and no waiver shall be a waiver of any subsequent breach.

7.7 Acknowledgment. Employee has carefully read all of the provisions of this Agreement and agree that (a) the same are necessary for the reasonable and proper protection of Employer's business, (b) Employer has been induced to enter into and/or continue its relationship with Employee in reliance upon his compliance with the provisions of this Agreement, (c) every provision of this Agreement is reasonable with respect to its scope and duration, (d) Employee has executed this Agreement without duress or coercion from any source, and (e) Employee has received a copy of this Agreement.

This Agreement shall be effective as of        January 1      , 2000.
                                       -----------------------


                                 /s/ Graham Andrews
                                 ------------------------------
                                 Signature
                                 Graham Andrews



ACCEPTED:

AbsoluteFuture.com


By  Patrick Charles
   ------------------------------

Its  Director
   ------------------------------

                                   EXHIBIT A

                        LIST OF INCLUDED INVENTIONS AND
                             WORKS OF AUTHORSHIP


                                                       Identifying Number
             Title                 Date                or Brief Description
             -----                 ----                ---------------------




_____         No inventions or improvements

_____         Additional Sheets Attached


Signature of Employee:  /s/ Graham Andrews
                       ---------------------------------

Print Name of Employee:     Graham Andrews
                       ---------------------------------
Date: January 1, 2000
     -----------------------------

                                   EXHIBIT B

The following is a list of all prior agreements with former employers or others to which Graham Andrews ("Employee") is a party in which Employee agreed to maintain the confidentiality of the information of, or not to compete with or solicit the employees or customers of a third party.

_____  No Agreements

_____  See below

_____  Additional sheets attached


Signature of Employee: /s/ Graham Andrews
                       -----------------------------

Print Name of Employee:    Graham Andrews
                       -----------------------------

Date: March 1, 2000
     ----------------------------

                                   EXHIBIT C

                         NOTIFICATION TO NEW EMPLOYERS


Dear [name of new employer's president]:

We understand that our former employee, Graham Andrews, has accepted employment with your company. This letter is to advise you that Mr. Andrews signed a Confidential Information, Inventions Nonsolicitation and Noncompetition Agreement with our Company that remains in full force and effect. At the time Mr. Andrews left our company, we advised him of his continuing obligations under the Agreement and Mr. Andrews signed a Termination Certificate affirming his obligations under the Agreement. A copy of the Termination Certificate, dated __________, ____, is enclosed so that any conflict with these obligations can be avoided during his employment with you.

                           Very truly yours,


                           [Signature of Company president or corporate counsel]


                           [Typed name]